INTANGIBLE ASSETS, NET - Expected amortization expenses (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
INTANGIBLE ASSETS, NET
2021	$ 284
2022	272
2023	13
Finite-Lived Intangible Assets, Net	$ 569	$ 901